UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-07261

CREDIT SUISSE TRUST

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)         (Zip Code)

John G. Popp

Credit Suisse Trust

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2019 to December 31, 2019

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2019

■  CREDIT SUISSE TRUST
COMMODITY RETURN STRATEGY PORTFOLIO

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Credit Suisse Asset Management, LLC or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Portfolio, you can call 877-870-2874 to inform Credit Suisse Asset Management, LLC that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by Credit Suisse Asset Management, LLC, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the Credit Suisse Asset Management, LLC website at www.credit-suisse.com/us/funds and logging into your accounts, if you hold accounts directly with the Portfolio or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Portfolio, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2019 (unaudited)

January 15, 2020

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the 12 months ended December 31, 2019.

Performance Summary
01/01/19 – 12/31/19

Fund & Benchmark
Credit Suisse Trust — Commodity Return Strategy Portfolio[1]	6.69%
Bloomberg Commodity Index Total Return[2]	7.69%

Market and Strategy Review:

Commodities gained for the 12 months ended December 31, 2019. The Bloomberg Commodity Index Total Return (the "Benchmark") increased 7.69%, with 14 out of 23 index constituents posting gains.

For the 12 months ended December 31, 2019, the Portfolio outperformed the Benchmark before fees and fund expenses, but underperformed net of fees and expenses. Commodity strategies and underlying cash management both positively contributed to relative performance. The Portfolio held derivatives linked to futures contracts which expire on different dates than those held within the Benchmark; this forward curve positioning in the Energy sector had the largest positive impact on Portfolio performance relative to the Benchmark. Positioning within the Livestock sector contributed modestly to positive relative performance for the period.

Precious Metals increased 17.02% amid continued loose monetary policy across central banks. Notably, the US Federal Reserve cut short-term interest rates three times from July to October in hopes of combating slowing economic growth expectations as US-China trade tensions continued to simmer. Escalating military tensions in the Middle East also added to the attractiveness of Gold and Silver as safe haven assets and alternative stores of wealth.

Energy rose 11.78%. The top three performers for the year came from the Energy sector. Gasoline, Brent Crude Oil and WTI Crude Oil rose 44.49%, 35.57% and 34.44%, respectively. This strong performance was largely supported by supply drivers, with continued voluntary OPEC+ production cuts as well as involuntary cuts stemming from US sanctions on Iran and domestic problems in Venezuela. The various instances of increasing or decreasing tensions in the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

Middle East also helped drive volatility in petroleum prices throughout the year. The back and forth on US-China trade tensions also influenced prices during the year as well. A positive demand driver for low-sulfur petroleum products was a new international maritime rule set to go into effect in 2020. Meanwhile, gains in Crude Oil and petroleum products were offset by losses in Natural Gas, the largest Index detractor for the one-year period. Natural Gas was the worst performing commodity, down 37.42%. With the exception of a few short-lived cold fronts, most of the continental US experienced warmer-than-average temperatures during the winter seasons, dampening heating demand. This, along with strong production growth, allowed the pace of inventory builds to materially surpass the five-year historical average. Forecasts of mild temperatures into mid-January 2020 further weighed on heating demand expectations towards the end of the year.

Industrial Metals gained 6.98%, led higher by Nickel, as the Indonesian government announced that it would institute a ban on all nickel ore exports starting in January 2020, two years earlier than expected.

Agriculture increased 1.72%, led higher by Soybean Oil, as US soybean oil reserves consistently came in lower than last year's figures throughout the third quarter. The oilseed derivative also received a boost in the fourth quarter from higher biofuel blending mandates in Indonesia and Malaysia that go into effect in January 2020. This, along with lower-than-expected Malaysian production in November, tightened fundamentals for palm oil, a key substitute for soybean oil. Meanwhile, Kansas City Wheat declined the most in the sector during the one-year period as supportive growing conditions in the Black Sea Region and the US Northern Plains led to better-than-expected crop yields for the 2019 harvest.

Livestock declined 5.99%, led lower by Lean Hogs. Lean Hogs fell 19.18% after the US Department of Agriculture reported increases in pork production, frozen inventories and herd sizes throughout the year while the timing of more US pork exports to China remained uncertain as a partial US-China trade agreement remained unsigned by year end. Losses in Lean Hogs were slightly offset by gains in Live Cattle. Live Cattle increased, mostly in the last four months of the year, as the demand outlook brightened for US beef. The US signed trade agreements with Japan, Canada and Mexico, its largest beef consumers internationally.

Outlook:

Global trade developments became a major theme in December. The US started off the month by reinstating tariffs on steel and aluminum sourced from Brazil and Argentina while also proposing over $2 billion in new levies on French

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

goods. The US administration's attitude towards protectionist trade policies later softened as the US and China agreed in principle to a Phase One trade deal that avoided an escalation in US tariffs initially scheduled for December 15th. Although full details of the agreement have yet to be released, China announced its commitment to substantially increase its purchases of US agricultural products. Given the prolonged length of the US-China trade war, it may take time for US suppliers to reestablish supply chains to China. In addition, the US House of Representatives signed the revised US-Mexico-Canada Agreement with ratification expected in January. Lower trade barriers worldwide may improve global growth forecasts while also supporting commodity demand.

Entering 2020, new International Maritime Organization ("IMO") regulations will require the shipping industry to use more expensive, cleaner burning fuels or to install scrubbers to clean fuels on ships. Even those involved in the supply chain of refining fuels may be impacted, though it remains unclear how exactly the new rules will impact various grades of crude oil, shipping fuels, and shipping rates. All of these costs may add inflationary pressure to the energy sector. Energy market participants will also closely monitor OPEC+ compliance with the new production cut targets as well as any changes in growth in US oil production. Rising geopolitical tensions in the Middle East between the US and Iran also has the potential to shock the energy complex. Near month-end, an Iran-sanctioned attack on an Iraqi military base resulted in the death of a US contractor while also causing injuries to US and Iraqi personnel. Pro-Iranian protestors also attacked the US embassy in Baghdad, Iraq. In response to these events, the US announced plans to retaliate against Iran. This rapid escalation of tensions may increase the risks that oil infrastructure of US allies in the region may be targeted, including the key shipping channel of the Strait of Hormuz as well as production and refining facilities in Iraq or elsewhere in the Middle East.

In macro-economic related news, the Chinese economy showed signs of improvement during the month, highlighted by larger-then-expected, year-over-year increases in industrial production and retail sales for November. However, economic readings in the US were less supportive of an improved growth outlook as US jobless claims and key indicators of the US manufacturing sector underperformed expectations. Further progress on trade discussions between the two countries may lend support to improved growth forecasts. Central banks of developed countries seem in no rush to tighten amid mixed economic signals as well as rising geopolitical risk.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risk, correlation risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contract risk, leveraging risk, liquidity risk, interest rate risk, market risk, portfolio turnover risk, structured note risk, subsidiary risk, swap agreements risk, U.S. government securities risk, credit risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of this letter and the Portfolio holdings described in this document are as of December 31, 2019; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the
Bloomberg Commodity Index Total Return2 For Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% of the Portfolio's average daily net assets through at least May 1, 2021. This limit excludes certain expenses, as set forth in the Portfolio's Prospectus.

2  The Bloomberg Commodity Index Total Return is a broadly diversified futures index currently composed of futures contracts on 23 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

Average Annual Returns as of December 31, 20191

1 Year	5 Years	10 Years
6.69%	(4.30)%	(5.04)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross and net expense ratio is 1.05%.

1  Fee waivers and/or expense reimbursements reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% of the Portfolio's average daily net assets through at least May 1, 2021. This limit excludes certain expenses, as set forth in the Portfolio's Prospectus.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended December 31, 2019.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Portfolio Return. This helps you to compare the Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2019 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended December 31, 2019

Actual Portfolio Return
Beginning Account Value 07/01/19	$1,000.00
Ending Account Value 12/31/19	$1,020.60
Expenses Paid per $1,000*	$5.35
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/19	$1,000.00
Ending Account Value 12/31/19	$1,019.91
Expenses Paid per $1,000*	$5.35
Annualized Expense Ratio*	1.05%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's Prospectus.

Portfolio Breakdown*

United States Agency Obligations	68.51%
United States Treasury Obligations	31.49
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2019

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (65.6%)
$16,500	Federal Farm Credit Banks, LIBOR 1M + 0.130%(1)	(AA+, Aaa)	11/05/21	1.834	$16,510,286
10,100	Federal Farm Credit Banks, LIBOR 1M + 0.090%(1)	(AA+, Aaa)	11/18/21	1.835	10,098,131
15,000	Federal Farm Credit Banks, FCPR DLY - 2.800%(1)	(AA+, Aaa)	11/23/21	1.950	15,041,926
2,400	Federal Farm Credit Banks, LIBOR 1M + 0.100%(1)	(AA+, Aaa)	12/23/21	1.885	2,399,534
10,000	Federal Farm Credit Banks, FCPR DLY - 2.800%(1)	(AA+, Aaa)	03/14/22	1.950	10,021,809
19,100	Federal Farm Credit Banks, SOFR + 0.200%(1)	(AA+, Aaa)	04/22/22	1.740	19,073,745
8,900	Federal Farm Credit Banks, USBMMY3M + 0.270%(1)	(AA+, Aaa)	05/16/22	1.796	8,874,909
12,600	Federal Farm Credit Banks, FCPR DLY - 2.810%(1)	(AA+, Aaa)	05/20/22	1.940	12,632,869
11,900	Federal Farm Credit Banks, SOFR + 0.310%(1)	(AA+, Aaa)	11/07/22	1.850	11,896,596
5,300	Federal Farm Credit Banks, USBMMY3M + 0.420%(1)	(AA+, Aaa)	11/07/22	1.946	5,298,520
12,700	Federal Farm Credit Banks	(AA+, Aaa)	11/25/25	2.050	12,685,644
1,600	Federal Farm Credit Banks	(AA+, Aaa)	10/15/26	2.230	1,592,607
2,500	Federal Farm Credit Banks	(AA+, Aaa)	09/25/29	2.620	2,474,453
3,000	Federal Home Loan Bank Discount Notes(2)	(AA+, Aaa)	01/23/20	1.525	2,997,204
15,300	Federal Home Loan Bank Discount Notes(2)	(AA+, Aaa)	01/23/20	1.560	15,286,220
10,000	Federal Home Loan Banks	(AA+, Aaa)	02/05/21	2.150	10,001,337
17,400	Federal Home Loan Banks	(AA+, Aaa)	08/05/22	2.250	17,407,514
7,500	Federal Home Loan Banks	(AA+, Aaa)	08/21/24	2.000	7,425,404
13,900	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/19/21	2.000	13,905,547
41,000	Federal Home Loan Mortgage Corp., SOFR + 0.130%(1)	(AA+, Aaa)	08/05/22	1.670	40,852,546
3,700	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/26/22	2.050	3,701,333
5,550	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/12/24	2.250	5,551,696
5,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/28/24	2.010	5,001,497
4,300	Federal National Mortgage Association, SOFR + 0.100%(1)	(AA+, Aaa)	04/30/20	1.640	4,300,563
20,000	Federal National Mortgage Association, SOFR + 0.075%(1)	(AA+, Aaa)	10/30/20	1.615	20,004,419
14,600	Federal National Mortgage Association, SOFR + 0.040%(1)	(AA+, Aaa)	01/29/21	1.580	14,588,908
7,900	Federal National Mortgage Association	(AA+, Aaa)	10/28/22	1.950	7,900,762
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $297,725,945)					297,525,979
UNITED STATES TREASURY OBLIGATIONS (30.2%)
3,500	United States Treasury Bills(2)	(AA+, Aaa)	01/07/20	1.526	3,499,110
4,700	United States Treasury Bills(2)	(AA+, Aaa)	02/18/20	1.510	4,690,536
7,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.115%(1)	(AA+, Aaa)	01/31/21	1.641	6,998,061

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2019

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (continued)
$10,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.139%(1)(4)	(AA+, Aaa)	04/30/21	1.665	$9,995,840
25,800	United States Treasury Floating Rate Notes, USBMMY3M + 0.220%(1)(3)	(AA+, Aaa)	07/31/21	1.746	25,815,107
50,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.300%(1)(4)	(AA+, Aaa)	10/31/21	1.826	50,093,125
8,200	United States Treasury Notes	(AA+, Aaa)	03/31/20	2.250	8,211,691
4,000	United States Treasury Notes	(AA+, Aaa)	03/31/20	1.125	3,994,766
7,000	United States Treasury Notes	(AA+, Aaa)	04/30/20	1.125	6,988,242
16,500	United States Treasury Notes	(AA+, Aaa)	05/31/20	1.375	16,481,631
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $136,679,703)					136,768,109
TOTAL INVESTMENTS AT VALUE (95.8%) (Cost $434,405,648)					434,294,088
OTHER ASSETS IN EXCESS OF LIABILITIES (4.2%)					18,844,209
NET ASSETS (100.0%)					$453,138,297

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of December 31, 2019.

(2)  Securities are zero coupon. Rate presented is yield to maturity as of December 31, 2019.

(3)  At December 31, 2019, $1,000,580 in the value of this security has been pledged to cover initial margin requirements for open futures contracts.

(4)  At December 31, 2019, $10,235,031 in the value of these securities has been pledged as collateral for open swap contracts.

INVESTMENT ABBREVIATIONS

1M = 1 Month

DLY = Daily

FCPR = Federal Reserve Bank Prime Loan Rate U.S.

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2019

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy
Brent Crude Oil Futures	USD	Jun 2020	32	$2,050,560	$222,633
Contracts to Sell
Energy
Brent Crude Oil Futures	USD	Dec 2020	(32)	(1,959,040)	(160,138)
					$62,495

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Net Unrealized Appreciation (Depreciation)
USD	$3,095,576	01/23/20	Bank of America	Bloomberg Commodity Index 3 Month Forward Total Return	1.60%	At Maturity	$—	$26,177
USD	10,779,067	01/23/20	Bank of America	Bloomberg Commodity Index Total Return	1.64%	At Maturity	—	72,112
USD	54,665,792	01/23/20	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return(a)	1.78%	At Maturity	—	364,653
USD	33,501,857	01/23/20	CIBC	Bloomberg Commodity Index Total Return	1.64%	At Maturity	—	224,162
USD	63,455,067	01/23/20	Citigroup	Bloomberg Commodity Index Total Return	1.63%	At Maturity	—	424,788
USD	30,831,598	01/23/20	JP Morgan Chase	Bloomberg Commodity Index Total Return	1.62%	At Maturity	—	206,498
USD	10,063,195	01/23/20	Macquarie	Bloomberg Commodity Index Total Return	1.61%	At Maturity	—	72,153
USD	54,799,414	01/23/20	Macquarie	Macquarie Commodity Customized Product 112T Index(b)	1.78%	At Maturity	—	365,664
USD	43,875,914	01/23/20	Morgan Stanley	Bloomberg Commodity Index 2 Month Forward Total Return	1.66%	At Maturity	—	372,700
USD	12,895,252	01/23/20	RBC Capital	Bloomberg Commodity Index 2 Month Forward Total Return	1.70%	At Maturity	—	109,368
USD	7,961,716	01/23/20	RBC Capital	Bloomberg Commodity Index Total Return	1.64%	At Maturity	—	53,272

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2019

Commodity Index Swap Contracts (continued)

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Upfront Payment Frequency	Premiums Paid/ (Received)	Net Unrealized Appreciation (Depreciation)
USD	$3,534,018	01/23/20	Societe Generale	Bloomberg Commodity Index 2 Month Forward Total Return	1.66%	At Maturity	$—	$30,019
USD	33,329,599	01/23/20	Societe Generale	Bloomberg Commodity Index Total Return	1.63%	At Maturity	—	223,119
USD	47,836,776	01/23/20	Societe Generale	Societe Generale P04 TR Index(c)	1.78%	At Maturity	—	324,084
USD	39,537,409	01/23/20	UBS	Bloomberg Commodity Index Total Return	1.63%	At Maturity	—	264,676
								$3,133,445

(a)  Private index, constituents are available at the counterparty's website

(b)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/19 Value(1)
COMEX Gold FEB 20 Futures	13.39%	48.52	7,390,541
NYMEX WTI Crude Oil MAR 20 Futures	8.75%	79.45	4,828,094
ICE Brent Crude Oil APR 20 Futures	7.76%	65.63	4,285,117
COMEX High Grade Copper MAR 20 Futures	7.27%	57.42	4,014,886
NYMEX Nat Gas MAR 20 Futures	5.95%	152.11	3,282,496
CBOT Soybeans MAR 20 Futures	5.76%	66.57	3,180,237
CBOT Corn MAR 20 Futures	5.52%	157.21	3,047,967
COMEX Silver MAR 20 Futures	4.11%	25.29	2,266,021
LME Aluminium MAR 20 Futures	3.96%	48.33	2,186,769
CME Live Cattle FEB 20 Futures	3.82%	41.88	2,109,268
CBOT Bean Oil MAR 20 Futures	3.49%	92.30	1,925,606
LME Nickel MAR 20 Futures	3.16%	20.75	1,746,234
CBOT Wheat MAR 20 Futures	3.15%	62.25	1,739,137
NYBOT Sugar MAR 20 Futures	3.12%	114.45	1,720,280
NYBOT Coffee MAR 20 Futures	3.06%	34.68	1,686,914
CBOT Soy Meal MAR 20 Futures	3.01%	54.52	1,661,260
LME Zinc MAR 20 Futures	2.72%	26.43	1,503,204
ICE Gas Oil MAR 20 Futures	2.72%	24.56	1,501,111
NYMEX Unleaded Gasoline MAR 20 Futures	2.64%	20.36	1,456,568
NYMEX Heating Oil MAR 20 Futures	2.25%	14.67	1,242,654

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2019

Commodity Index Swap Contracts (continued)

Commodity Name	Weight	Quantity(1)	12/31/19 Value(1)
CME Lean Hogs FEB 20 Futures	1.96%	37.94	1,084,022
NYBOT Cotton MAR 20 Futures	1.26%	20.18	696,773
KCBOT Kansas Wheat MAR 20 Futures	1.16%	26.46	642,956

(1)   Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of December 31, 2019.

(c)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/19 Value(1)
COMEX Gold FEB 20 Futures	13.38%	42.33	6,447,778
NYMEX WTI Crude Oil MAY 20 Futures	8.76%	70.38	4,220,933
ICE Brent Crude Oil MAR 20 Futures	7.76%	56.64	3,738,073
COMEX High Grade Copper MAR 20 Futures	7.27%	50.12	3,504,835
NYMEX Nat Gas MAR 20 Futures	5.96%	132.98	2,869,695
CBOT Soybeans MAR 20 Futures	5.75%	57.97	2,769,460
CBOT Corn MAR 20 Futures	5.52%	137.23	2,660,552
COMEX Silver MAR 20 Futures	4.11%	22.08	1,978,186
LME Aluminium MAR 20 Futures	3.96%	42.18	1,908,793
CME Live Cattle FEB 20 Futures	3.82%	36.56	1,841,327
CBOT Bean Oil MAR 20 Futures	3.49%	80.57	1,680,856
LME Nickel MAR 20 Futures	3.16%	18.11	1,524,239
CBOT Wheat MAR 20 Futures	3.15%	54.33	1,517,975
NYBOT Sugar MAR 20 Futures	3.12%	99.90	1,501,590
NYBOT Coffee MAR 20 Futures	3.06%	30.28	1,472,676
CBOT Soy Meal MAR 20 Futures	3.01%	47.56	1,449,063
LME Zinc MAR 20 Futures	2.72%	23.07	1,312,205
ICE Gas Oil MAR 20 Futures	2.72%	21.41	1,308,832
NYMEX Unleaded Gasoline MAR 20 Futures	2.64%	17.77	1,271,244
NYMEX Heating Oil MAR 20 Futures	2.25%	12.80	1,084,268
CME Lean Hogs FEB 20 Futures	1.96%	33.11	945,963
NYBOT Cotton MAR 20 Futures	1.26%	17.61	608,154
KCBOT Kansas Wheat MAR 20 Futures	1.16%	23.08	560,928

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of December 31, 2019.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2019

Assets
Investments at value (Cost $434,405,648) (Note 2)	$434,294,088
Cash	5,217,293
Cash segregated at brokers for swap contracts (Note 2)	9,761,000
Unrealized appreciation on open swap contracts (Note 2)	3,133,445
Interest receivable	1,432,296
Receivable for Portfolio shares sold	63,631
Prepaid expenses and other assets	659
Total assets	453,902,412
Liabilities
Investment advisory fee payable (Note 3)	222,366
Administrative services fee payable (Note 3)	24,319
Shareholder servicing/Distribution fee payable (Note 3)	94,008
Payable for Portfolio shares redeemed	30,096
Trustees' fee payable	12,709
Variation margin payable on futures contracts (Note 2)	960
Accrued expenses	379,657
Total liabilities	764,115
Net Assets
Capital stock, $.001 par value (Note 6)	123,607
Paid-in capital (Note 6)	442,079,526
Total distributable earnings (loss)	10,935,164
Net assets	$453,138,297
Shares outstanding	123,607,251
Net asset value, offering price and redemption price per share	$3.67

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2019

Investment Income
Interest	$9,680,909
Securities lending (net of rebates)	1,042
Total investment income	9,681,951
Expenses
Investment advisory fees (Note 3)	2,511,023
Administrative services fees (Note 3)	71,814
Shareholder servicing/Distribution fees (Note 3)	1,063,993
Transfer agent fees (Note 3)	467,427
Printing fees	92,348
Audit and tax fees	65,940
Trustees' fees	65,683
Legal fees	61,978
Custodian fees	44,710
Commitment fees (Note 4)	23,678
Insurance expense	9,325
Miscellaneous expense	8,208
Total expenses	4,486,127
Less: fees waived (Note 3)	(17,357)
Net expenses	4,468,770
Net investment income	5,213,181
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(55,695)
Net realized gain from futures contracts	671,028
Net realized gain from swap contracts	2,884,117
Net change in unrealized appreciation (depreciation) from investments	(259,589)
Net change in unrealized appreciation (depreciation) from futures contracts	(504,462)
Net change in unrealized appreciation (depreciation) from swap contracts	18,780,805
Net realized and unrealized gain from investments, futures contracts and swap contracts	21,516,204
Net increase in net assets resulting from operations	$26,729,385

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
From Operations
Net investment income	$5,213,181	$3,919,105
Net realized gain (loss) from investments, futures contracts and swap contracts	3,499,450	(26,974,130)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	18,016,754	(28,623,981)
Net increase (decrease) in net assets resulting from operations	26,729,385	(51,679,006)
From Distributions
From distributable earnings	(3,749,493)	(10,610,261)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	49,304,132	48,249,187
Reinvestment of dividends	3,749,493	10,610,261
Net asset value of shares redeemed	(12,826,017)	(15,520,258)
Net increase in net assets from capital share transactions	40,227,608	43,339,190
Net increase (decrease) in net assets	63,207,500	(18,950,077)
Net Assets
Beginning of year	389,930,797	408,880,874
End of year	$453,138,297	$389,930,797

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of year	$3.47	$4.03	$4.38	$3.91	$5.22
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.04	0.04	0.00[2]	(0.01)	(0.03)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.19	(0.50)	0.04	0.48	(1.28)
Total from investment operations	0.23	(0.46)	0.04	0.47	(1.31)
LESS DIVIDENDS
Dividends from net investment income	(0.03)	(0.10)	(0.39)	—	—
Total dividends	(0.03)	(0.10)	(0.39)	—	—
Net asset value, end of year	$3.67	$3.47	$4.03	$4.38	$3.91
Total return[3]	6.69%	(11.66)%	1.52%	12.02%	(25.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$453,138	$389,931	$408,881	$347,118	$274,835
Ratio of net expenses to average net assets	1.05%	1.04%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	1.22%	0.93%	0.07%	(0.35)%	(0.73)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.00%[4]	—%	0.06%	0.02%	0.04%
Portfolio turnover rate	148%	105%	94%	113%	113%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

4  This amount represents less than 0.01%.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2019

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified, open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Portfolio, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2019, the Portfolio held $86,612,834 in the Subsidiary, representing 19.1% of the Portfolio's consolidated net assets. For the year ended December 31, 2019, the net realized gain on securities and other financial instruments held in the Subsidiary was $3,546,859.

Subsequent references to the Portfolio within the Notes to Consolidated Financial Statements collectively refer to the Portfolio and the Subsidiary.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Portfolio is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Portfolio's valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Portfolio's investment adviser ("Credit Suisse" or the "Adviser"), who has established a Pricing Committee which, pursuant to the policies adopted by the Board, is responsible for making fair valuation determinations and overseeing the Portfolio's pricing policies. The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, these securities will be fair valued in good faith by the Pricing Committee, in accordance with procedures adopted by the Board.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

The following is a summary of the inputs used as of December 31, 2019 in valuing the Portfolio's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$297,525,979	$—	$297,525,979
United States Treasury Obligations	—	136,768,109	—	136,768,109
	$—	$434,294,088	$—	$434,294,088
Other Financial Instruments*
Futures Contracts	$222,633	$—	$—	$222,633
Swap Contracts**	—	3,133,445	—	3,133,445
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$160,138	$—	$—	$160,138

*  Other financial instruments include unrealized appreciation/(depreciation) on futures and swap contracts.

**  Value includes any premium paid or received with respect to swap contracts, if applicable.

For the year ended December 31, 2019, there were no transfers between Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance and cash flows. For the year ended December 31, 2019, the Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2019 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended December 31, 2019.

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$222,633	$160,138	$671,028	$(504,462)
Total return swap contracts(3)	3,133,445	—	2,884,117	18,780,805
	$3,356,078	$160,138	$3,555,145	$18,276,343

(1)  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

(2)  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

(3)  Includes cumulative appreciation (depreciation) of total return swap contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at December 31, 2019 is reflected in the Consolidated Schedule of Investments. For the year ended December 31, 2019, the Portfolio held average monthly notional values on a net basis of $1,980,629, $1,698,441 and $427,139,535 in long futures contracts, short futures contracts and swap contracts, respectively.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Portfolio's derivative assets, net of related collateral held by the Portfolio, at December 31, 2019:

Counterparty	Gross Amount of Derivative Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received(b)		Cash Collateral Received(b)	Net Amount of Derivative Assets
Bank of America	$462,942	$—		$—	$—	$462,942
CIBC	224,162	—		—	—	224,162
Citigroup	424,788	—		—	—	424,788
JPMorgan Chase	206,498	—		—	—	206,498
Macquarie	437,817	—		—	—	437,817
Morgan Stanley	372,700	—		—	—	372,700
RBC Capital	162,640	—		—	—	162,640
Societe Generale	577,222	—		—	—	577,222
UBS	264,676	—		—	—	264,676
	$3,133,445	$—	$		$—	$3,133,445

(a)  Swap contracts are included.

(b)  The actual collateral pledged may be more than the amounts shown.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Portfolio may invest in structured notes designed to track the performance of the Benchmark. The Portfolio may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) CASH — The Portfolio's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Portfolio's custodian.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

subsequent payments may be required for a futures transaction. The Portfolio's open futures contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2019, the amount of restricted cash held at brokers related to open futures contracts was $0.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Portfolio's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Portfolio may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Portfolio's open swap contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2019, the amount of restricted cash held at brokers related to open swap contracts was $9,761,000.

I) SECURITIES LENDING — The initial collateral received by the Portfolio is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At December 31, 2019, there were no securities out on loan.

During the year ended December 31, 2019, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $13,548 of which $12,158 was rebated to borrowers (brokers). The Portfolio retained $1,042 in income from the cash collateral investment, and SSB, as lending agent, was paid $348.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 2. Significant Accounting Policies (continued)

J) OTHER — In the normal course of business the Portfolio trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

K) RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Portfolio. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.59% of the Portfolio's average daily net assets. For the year ended December 31, 2019, investment advisory and administration fees earned and voluntarily waived by Credit Suisse were $2,511,023 and $17,357, respectively. Credit Suisse has contractually agreed to limit expenses so that the Portfolio's annual operating expenses do not exceed 1.05% of the Portfolio's average daily net assets. The Portfolio is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 3. Transactions with Affiliates and Related Parties (continued)

Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Portfolio to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before May 1, 2021.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at December 31, 2019 are as follows:

Fee waivers/expense reimbursements subject to recoupment	Expires December 31, 2020	Expires December 31, 2021	Expires December 31, 2022
$227,733	$210,376	$—	$17,357

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2019, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Portfolio were $71,814.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to a distribution plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2019, Rule 12b-1 distribution fees were 1,063,993.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Portfolio and receive compensation from the Portfolio. For the year ended December 31, 2019, the Portfolio paid $346,312, which is included within transfer agent fees.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 4. Line of Credit (continued)

Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2019 and during the year ended December 31, 2019, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$0	$0	$562,921,684	$559,572,141

Note 6. Capital Share Transactions

The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Shares sold	13,693,556	12,385,004
Shares issue in reinvestment of dividends and distributions	1,038,921	2,732,726
Shares redeemed	(3,575,689)	(4,010,535)
Net increase	11,156,788	11,107,195

On December 31, 2019, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	88%

The Portfolio's performance may be negatively impacted in the event one or more of the Portfolio's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, respectively, was as follows:

Ordinary Income
2019	2018
$3,749,493	$10,610,261

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$23,311,127
Accumulated net realized loss	(15,459,005)
Unrealized appreciation	3,083,042
$10,935,164

At December 31, 2019, the Portfolio had $10,905,204 of unlimited short-term capital loss carryforwards and $4,553,801 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At December 31, 2019, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$434,406,986
Unrealized appreciation	$3,578,240
Unrealized depreciation	(495,198)
Net unrealized appreciation (depreciation)	$3,083,042

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of Subsidiary cumulative income/loss and AICPA adjustments, paid-in capital was charged $18,276,343 and distributable earnings/loss was credited $18,276,343. Net assets were not affected by this reclassification.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2019

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Credit Suisse Trust — Commodity Return Strategy Portfolio:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Trust — Commodity Return Strategy Portfolio (the Portfolio), including the consolidated schedule of investments, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies since 2015.

New York, New York
February 14, 2020

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement (the "Investment Management Agreement") for the Commodity Return Strategy Portfolio (the "Portfolio"), a series of Credit Suisse Trust (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a Special Telephonic Meeting held on November 5, 2019 where the Board discussed information and materials previously provided to them in connection with the renewal of the Investment Management Agreement, and at an in-person meeting held on November 11 and 12, 2019, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.59% for the Portfolio ("Contractual Management Fee") in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"), the Portfolio's investment manager. The Board also considered that Credit Suisse entered into a contractual expense limitation agreement ("Expense Limitation Agreement") limiting the Portfolio's total net expenses to 1.05% of the average daily net assets until May 1, 2021.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Management Fee, Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board noted that the Portfolio's Contractual Management Fee, Net Management Fee and overall expenses were within the range of its peers as presented in the Broadridge report. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Investment Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and investment management services set forth in the Investment Management

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Agreement, included credit analysis and research, supervising the day-to-day operations of the Portfolio's non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Portfolio's credit facility and supervising and/or preparing applicable Portfolio filings, disclosures and shareholder reports. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Portfolio. The Board also considered Credit Suisse's compliance program with respect to the Portfolio. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse's representation that the services provided to the Portfolio are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services also are more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Portfolio Performance

The Board received and considered performance results of the Portfolio over the previous year as well as over longer time periods, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio provided in the Broadridge materials. The Board was provided with a description of the methodology used

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

to arrive at the funds included in the Performance Group and the Performance Universe. The Board noted that the Portfolio underperformed its Performance Universe for the one-year period reported, and had varying performance compared to its Performance Universe over various longer investment periods reported. The Board also considered the investment performance of the Portfolio relative to its stated objectives.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Investment Management Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board deliberations also reflected Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open-end and closed-end funds. The Board also reviewed Credit Suisse's profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Portfolio.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that, if the Portfolio's asset levels grow, further economies of scale potentially could be realized and additionally noted the current expense limitations in place between the Portfolio and Credit Suisse. The Board received information regarding Credit Suisse's profitability in connection with providing investment management services to the Portfolio, including Credit Suisse's costs in providing the services.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Suisse's businesses and its reputation as a result of its relationship with the Portfolio (such as the ability to market its advisory services to other clients or investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates) as well as the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards applied in seeking best execution and their policies and practices regarding soft dollars and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Investment Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Portfolio's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Investment Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment managers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Portfolio and willingness to waive fees, Credit Suisse's net profitability based on fees payable under the Investment Management Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Investment Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	None.
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Portfolio Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9

Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Director of Koch Development Corporation (real estate development) from November 2017 to present; Director of Supernova (fin-tech) from June 2014 to September 2018.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9

Director of Aberdeen Emerging Market Equity Income Fund, Inc., (a closed-end investment company); Director of Aberdeen Funds (25 open-end portfolios); Director of iCAD, Inc. (surgical and medical instruments and apparatus company) from 2006 to 2018.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Trust shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Portfolio's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1219

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2019. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2019.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, KPMG LLP (“KPMG”), for its fiscal years ended December 31, 2018 and December 31, 2019.

	2018	2019
Audit Fees	$49,600	$54,700
Audit-Related Fees[1]	$4,750	$6,780
Tax Fees[2]	$3,420	$3,420
All Other Fees	$4,942	--
Total	$62,712	$64,900

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($4,750 for 2018 and $6,780 for 2019).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by KPMG to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2018 and December 31, 2019.

	2018	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2018	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2018 and December 31, 2019:

	2018	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by KPMG for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2018 and December 31, 2019 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ John G. Popp

Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	March 2, 2020

/s/ Omar Tariq

Name:	Omar Tariq
Title:	Chief Financial Officer and Treasurer
Date:	March 2, 2020